SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 16, 2006


                         Commission File Number 0-29351

                               HYBRID FUELS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                  NEVADA                               88 0384399
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 (State of incorporation or organization)   (I.R.S. Employer Identification No.)



      237 Main Street, Box 880, Niverville, Manitoba         R0A1E0
          (Address of principal executive offices)        (Postal Code)


       Registrant's telephone number, including area code: (888) 550-2333


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Item 1.01. Entry into a Material Definitive Agreement

On December 16, 2006, Hybrid Fuels (Canada) Inc., a wholly-owned subsidiary of Hybrid Fuels Inc. (the "Registrant"), entered into an agreement to form a joint venture with A4 Bar Cattle Company Ltd. for the purpose of developing two facilities on lands within the Siksika Nation that will utilize the Registrant's proprietary "Hybrid System" (the "Joint Venture"). The construction of the facilities, which will be designed to finish up to 2,400 head of cattle annually, produce a combined daily volume of up to 3,300 litres of ethanol, generate up to 2 megawatts of power, and provide up to 10 full time jobs, is referred to as the "Siksika A4 Bar Farm Operations Project" or the "Project." Certain terms and conditions of the joint venture are set forth in a Joint Venture Agreement ("Agreement") between the parties (each, a "Member") dated as of December 16, 2006.

The capital contributions of the Members total an agreed value of $9,000,000 CAD. A4 Bar Cattle Company Ltd. is responsible for the land, cattle, construction and operation of the facility. Hybrid Fuels (Canada) Inc. will provide Hybrid Fuel Inc.'s proprietary technology. Hybrid Fuels' proprietary technology includes all designs, blueprints and intellectual property necessary to construct a fully-operational facility. Hybrid Fuels (Canada) Inc. shall deliver to A4 Bar Cattle Company Ltd. an agreement to provide proprietary technology by the spring of 2007. Capital contributions may be amended from time to time, according to the requirements of the Joint Venture.

The Joint Venture will be directed, controlled and managed by a three-person Management Committee - two representatives from A4 Bar Cattle Company Ltd. and one representative from Hybrid Fuels (Canada) Inc. The Committee will act by majority and each representative of the Management Committee is entitled to cast one vote.

A separate agreement or amendment to this agreement shall be entered into as between the Members to set out the methodology and structure of dividing profits and losses between the Members. The Joint Venture will be dissolved and its assets liquidated only in the event that the Joint Venture become bankrupt or insolvent or the Members agree to establish a new form of business organization to replace the Joint Venture.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit
2.1 to this Current Report on Form 8-K.

A copy of the press release announcing the entry into the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit 2.1 Joint Venture Agreement dated December 16, 2006
    Exhibit 99.1 Press Release dated December 19, 2006


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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

HYBRID FUELS, INC.

By: /s/ Douglas Dickie
-------------------------------

Name:  Douglas Dickie
Title:  President/CEO/Director


Dated:  December 21, 2006